SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 04/25/97
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  04/25/97

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:              April 25, 1997

Payment Summary

                             Interest          Interest           Principal       Interest           Ending Balance
Class    CUSIP               Rate              Type               Distribution    Distribution       Factor
E-1      52518RAA4           0.0799500         Fixed              0.00418         6.49899            0.97127550
E-2      52518RAB2           0.0799500         Fixed              0.00418         6.49899            0.97127550
R        N/A                 0.00000%          N/A                0.00000         0.00000            0.00000000


         Scheduled           ** Principal      Interest           Interest        Total
Class    Principal           Adjustments       Payable            Adjustments     Payable
E-1      0.00                123,717.78        192,235.34         0.00            315,953.12
E-2      0.00                151,210.62        234,954.31         0.00            386,164.93
R        0.00                0.00              0.00               0.00            0.00
Total    0.00                274,928.40        427,189.65         0.00            702,118.05
** Excess Collateral Interest paid as Principal to the Underlying Certificates


                                                                  Net
         Beginning           Scheduled         ** Principal       Liquidation     Underlying         Realized         Ending
Class    Balance             Principal         Adjustments        Proceeds        Deferred Interest  Losses           Balance
E-1      28,853,334.48       0.00              123,717.78         0.00            0.00               0.00             28,729,616.70
E-2      35,265,186.59       0.00              151,210.62         0.00            0.00               0.00             35,113,975.97
R        0.00                0.00              0.00               0.00            0.00               0.00             0.00
Total    64,118,521.07       0.00              274,928.40         0.00            0.00               0.00             63,843,592.67
** Excess Collateral Interest paid as Principal to the Underlying Certificates

                                              Optional        Net
         Scheduled           **Principal      Principal       Liquidation                       Net Principal
Class    Principal           Adjustment       Payments        Proceeds          Curtailments    Distribution
E-1      0.00                123,717.78       0.00            0.00              0.00            123,717.78
E-2      0.00                151,210.62       0.00            0.00              0.00            151,210.62
R        0.00                0.00             0.00            0.00              0.00            0.00
Total    0.00                274,928.40       0.00            0.00              0.00            274,928.40
** Excess Collateral Interest paid as Principal to the Underlying Certificates


         Interest            Interest         Interest        Net Interest
Class    Payable             Advance          Shortfall       Distribution
E-1      192,235.34          0.00             0.00            192,235.34
E-2      234,954.31          0.00             0.00            234,954.31
R        0.00                0.00             0.00            0.00
Total    427,189.65          0.00             0.00            427,189.65

                                              Optional        Net
         Scheduled           **Principal      Principal       Liquidation                      Net Principal
Class    Principal           Adjustment       Payments        Proceeds          Curtailments    Distribution

E-1      0.00000             0.00418          0.00000         0.00000           0.00000         0.00418
E-2      0.00000             0.00418          0.00000         0.00000           0.00000         0.00418
R        0.00000             0.00000          0.00000         0.00000           0.00000         0.00000
** Excess Collateral Interest paid as Principal to the Underlying Certificates

         Interest            Interest         Interest        Net Interest
Class    Payable             Advance          Shortfall       Distribution
E-1      6.49899             0.00000          0.00            6.49899
E-2      6.49899             0.00000          0.00            6.49899
R        0.00000             0.00000          0.00            0.00000

Trustee Fee                                                   267.16